RELATED PARTY PAYABLES	3 Months Ended
Mar. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY PAYABLES

11.	RELATED PARTY PAYABLES

Darren Marks’s Family

The Company has engaged the family of Darren Marks, its Chief Executive Officer, to assist in the development of the Grom Social website and mobile application. These individuals create and produce original short form content focusing on social responsibility, anti-bullying, digital citizenship, unique blogs, and special events. Sarah Marks, the wife of Mr. Marks, and Zach Marks, Luke Marks, Jack Marks, Dawson Marks, Caroline Marks and Victoria Marks, each Mr. Marks’s children, are, or have been, employed by or independently contracted with the Company.

For the three months ended March 31, 2022 and 2021, the Marks family was paid a total of $7,500, respectively.

Effective January 1, 2021, the Company entered into a marketing agreement with Caroline Marks, daughter of Mr. Marks, for a period of 60 months in exchange for 52,084 shares of the Company’s common stock. On March 2, 2022, the Board of Directors of the Company approved the issuance the shares of common stock at a fair market value of $53,647.

Compensation for services provided by the Marks family is expected to continue for the foreseeable future.

Liabilities Due to Executive Officers and Directors

On July 11, 2018, our director Dr. Thomas Rutherford loaned the Company $50,000. The loan bears interest at a rate of 10% per annum and was due on August 11, 2018. No notice of default or demand for payment has been received by the Company.

As of March 31, 2022 and December 31, 2021, the aggregate related party payables balance was $50,000, respectively.